NEMAURA
MEDICAL

Sept 2020



Forward-looking statement

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are subject to risks and uncertainties that could cause actual future results to differ materially from those expressed or implied by such statements. All statements, other than statements of historical fact, included in this presentation regarding development of our strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management are forward-looking statements. Forward-looking statements may include, but are not limited to, statements about:

- Any statements of the plans, strategies and objectives of management for future operations;
- Any statements concerning proposed new products, services or developments;
- Any statements regarding future economic conditions or performance;
- Our ability to protect our intellectual property and operate our business without infringing upon the intellectual property rights of others;
- Our estimates regarding the sufficiency of our cash resources and our need for additional funding;
- Any statement that our business, financial condition and results of operations may be materially adversely affected by global health epidemics, including the recent COVID-19; and
- Any statement regarding the effectiveness of our continuous temperature monitoring system to assist with the diagnosis and monitoring of symptoms of COVID-19 or the effectiveness of our continuous lactate monitoring system (CLM) to monitor disease progression in COVID -19 patients.

The words "believe," "anticipate," "design," "estimate," "plan," "predict," "seek," "expect," "intend," "may," "could," "should," "potential," "likely," "projects," "continue," "will," and "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect our current views with respect to future events, are based on assumptions and are subject to risks and uncertainties. We cannot guarantee that we actually will achieve the plans, intentions or expectations expressed in our forward-looking statements and you should not place undue reliance on these statements.

There are a number of important factors that could cause our actual results to differ materially from those indicated or implied by forward-looking statements. These factors and the other cautionary statements made in this presentation should be read as being applicable to all related forward-looking statements whenever they appear herein. These and other risks and uncertainties are identified and described in more detail in our filings with the United States Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the most recently completed fiscal year, our Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K. Except as required by law, we do not assume any obligation to update any forward-looking statement. We disclaim any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Key Headlines

sugarBEAT:

The world's first non-invasive continuous glucose monitor (CGM) which competes on flexibility of use and price.

Growth potential

+300,000 subscribers within 2 years.

Progress to date:

CE mark approved and pending FDA approval, proof of concept and product efficacy delivered.

Market size:

- **450m** people with diabetes (PwD) globally[1]
- Low market penetration with less than 3m CGM users globally due to cost and invasive nature of existing products
- Substantial scope with over 400m unserved individuals
- sugarBEAT® is applicable to all diabetics & pre-diabetics

Routes to market:

Distributor agreements already in place.

1. https://www.idf.org/aboutdiabetes/what-is-diabetes/facts-figures.html

Investor risks are mitigated

Technology and development

mitigation

CE mark approval obtained as a Class 2b medical device.

The approval looked in great detail at both the safety and efficacy.

Regulatory challenges

mitigation

The product has to be manufacture ready to receive CE approval.

Therefore the risks have been mitigated via investing post CE approval as opposed to pre CE approval.

Proof of product efficacy

mitigation

Studies carried out to evidence sugarBEAT® efficacy.[2]

The two key competing products are **Dexcom** and **Abbott Libre**. Both now have in excess of 2.5m users, and turn over in excess of $4B collectively[3]. The market therefore accepts these types of devices.

2. https://nemauramedical.com/wp-content/uploads/2018/12/NMRD-Clinical-Presentation-18-Dec-2018.pdf
3. Dexcom and libre user figures and $4B collective revenue
(https://abbott.mediaroom.com/2020-02-20-New-Real-World-Data-Show-that-Abbotts-FreeStyle-Libre-System-Delivers-Positive-Health-Outcomes-for-People-with-Type-1-and-Type-2-Diabetes#:~:text=%22As%20the%20world%20leader%20in,affairs%2C%20and%20chief%20medical%20officer)
(https://investors.dexcom.com/static-files/484f8c01-e3ed-4991-9f26-ef59b1c16c10)
(https://www.prnewswire.com/news-releases/abbott-reports-second-quarter-2020-results-exceeds-analysts-expectations-301094737.html)

Diabetes
a global issue



Type 1
(Pancreas doesn't produce any insulin)

V

Type 2
(Pancreas doesn't produce enough insulin)

Diabetes is a chronic disease that occurs when the **pancreas** is no longer able to make **insulin**, or when the body cannot make good use of the insulin it produces.

Insulin is a hormone made by the pancreas, that acts like a key to let glucose from the food we eat pass from the blood stream into the cells in the body to produce energy.

Not being able to produce insulin or use it effectively leads to raised glucose levels in the blood (known as **hyperglycaemia**). Over the long-term high glucose levels are associated with damage to the body and failure of various organs and tissues.

Diabetes a global issue


400m+ pre diabetic adults globally[4]
450m diabetic adults globally[5]
6 bn non diabetic adults

We want to:

Priority 1

Put type 2 diabetes into remission / reverse diabetes

Priority 2

Help type 1 and type 2 diabetics manage their condition better

How:


21.5

Using our CGM and our App, which will serve as a lifestyle management tool

4. https://www.ncbi.nlm.nih.gov/pmc/articles/PMC6507173/#CR9: International diabetes federation: IDF diabetes atlas - 8th edition, 2017
5. https://www.idf.org/aboutdiabetes/what-is-diabetes/facts-figures.html

Long term consequences of diabetes



Nerve damage | Heart disease | Amputation | Blindness | Stroke | Kidney failure

- **The World Health Organisation estimates that diabetes was the seventh leading cause of death in 2016[6].**
- **According to the IDF statistics[7], every seven seconds someone is estimated to die from diabetes or its complications, with 50% of those deaths (4 million in total per year) occurring under the age of 60 years.**

6. https://www.who.int/news-room/fact-sheets/detail/diabetes
7. https://www.escardio.org/Education/Diabetes-and-CVD/Recommended-Reading/global-statistics-on-diabetes

The Current CGM offerings

dexcom

550,000 users
(1.1% of Type 1s)[8]

$37Bn[9]
Market Cap

Abbott

2m users
(4% of Type 1s)[8]

$185.4 Bn[10]
Market Cap*

*Group MV

8. https://www.diabetes.org.uk/professionals/position-statements-reports/statistics
9. https://finance.yahoo.com/quote/DXCM/
10. https://finance.yahoo.com/quote/ABT/)

Why SugarBEAT®
is cheaper

Current products primarily serve Type 1 Diabetics who require round the clock monitoring of their blood glucose.

- SugarBEAT® targets Type 2 Diabetics who do not need to monitor their blood glucose daily but just a few times a week to facilitate lifestyle choices following the review of their data.

- Users of SugarBEAT® have the flexibility of wearing sensors each day at a time they choose vs existing products which cannot be removed for at least 10 days.

- We predict on average our users will want to monitor their data 8 times a month, therefore requiring just 8 sensors and driving down the cost vs alternative options which require daily use throughout the month.

- SugarBEAT® is therefore the only cost effective option for Type 2 Diabetics who want flexibility of use.

- SugarBEAT® is also an effective CGM for Type 1 Diabetes. It can also be a useful tool for Type 1 Diabetics, particularly for ones with a preference for non evasive CGM.

- To supplement our CGM, we will be providing digital coaching (vs one-on-one). This will substantially reduce our overhead as it will be driven by artificial intelligence and algorithms.



The market - People with Diabetes

Global: 450m





US
30m[11]



UK
3.4m[12]



Rest of Europe
50m[13]

11.https://www.diabetesresearch.org/diabetes-statistics#:~:text=34.2%20million%20people%2C%20or%2010.5,%2C%20economic%2C%20and%20ethnic%20backgrounds.
12.https://www.diabetes.co.uk/diabetes-prevalence.html#:~:text=This%20means%20that%2C%20including%20the,diabetes%20(diagnosed%20and%20undiagnosed
13.https://www.diabetesatlas.org/data/en/world/

SugarBEAT® has the potential to disrupt the global diabetes management market

- We combine **SELF MONITORING** using the CE Mark approved medical device, SugarBEAT® **WEARABLE** platform, with **one-on-one COACHING** (independently **clinically proven** to enhance the impact of diabetes management) to disrupt the diabetes space, with the goal of putting **Type 2 diabetes INTO REMISSION**.

- Wearables are fashionable today and SugarBEAT® will be the **worlds first non-invasive continuous glucose monitor**, at the lowest price point in the industry, making it affordable to all.

- **Employers, healthcare providers and insurers are already paying substantial fees**[14] to support patients for the long term, using apps and coaching. We believe SugarBEAT®, together with planned digital and on-demand coaching services, is poised to disrupt this space.".



14. https://www2.livongo.com/news/livongo-demonstrates-cost-savings-for-self-insured-employers

What is the benefit of using SugarBEAT®

SugarBEAT has the potential to help **'PREVENT'** pre-diabetics from becoming diabetic; there are over **1 Billion pre-diabetics**[15].

Also has the potential to help **'REVERSE'** Type 2 diabetes; there are over 450 million diabetics of which almost **400 million are Type 2**[16].





15. https://www.bmj.com/content/358/bmj.j4080
16. This is based on internal evidence that graphic representation of daily glucose profiles is a powerful indicator of pre-diabetes/insulin sensitivity

What is the benefit of using SugarBEAT®

POWERFUL glucose trend data which gives a direct picture of a person's glucose fluctuations empowering users to make changes to lifestyle and also allowing **retrospective therapy adjustment** for over 450 million diabetics using the **world's first non-invasive CGM**.



Isolated point in time finger stick measurements 3 to 4 times daily.



Empowering Glucose Trend data over the course of the day, with measurements recorded every 5 minutes.

How SugarBEAT® works






21.5



The system
A small transmitter device and an adhesive patch with a sensor sits on top of the skin, on the upper arm.

Painlessly draws a small amount of glucose molecules out of the interstitial fluid just below the top layer of the skin into a chamber within the patch.

The **rechargeable transmitter** measures glucose levels within the chamber and transmits this data every five minutes via Bluetooth.

Using a **proprietary algorithm**, the App then displays this data as glucose values on a smartphone.

https://sugarbeat.com/introducing-sugarbeat/

SugarBEAT®
technical specification

- Real Time Continuous Glucose Monitoring System consisting of:
  - Non-invasive Sensor
  - Rechargeable Transmitter
  - Proprietary App (Android, iOS)
  - Data is only on Smart Device (GDPR)
- Functionality:
  - One glucose measurement every 5 minutes; data transmitted every 5 minutes via Bluetooth to App
  - Absolute glucose value
  - Glucose Trend® Line
  - Rate of change arrows
  - Alerts: Absolute and Predictive (20 minutes)
- Sensor location: upper arm
- Age: > 18 years
- Accuracy (MARD%)*:- 12.4% with 1 calibration/day
- Insulin-dosing decisions with adjunctive blood glucose test strip


21.5

* Mean Absolute Relative Deviation: Accuracy of the CGM relative to a blood finger prick sample. A MARD of less than 20% is considered highly valuable for providing an overall daily glucose profile and enabling users to understand what factors lead to changes.

SugarBEAT® - The USP

Safe
a) CE marking May 2019
b) MARD 12.4% with 1 calibration/day
c) Absolute & Predictive alerts
d) Insulin dosing decisions with adjunctive finger stick

Non-Invasive
a) Painless sensor does not penetrate the skin
b) "Peel & Place" sensor

Flexible-use
Freedom to decide:
a) When
b) How long

sugarBEAT®

Hypo-allergenic
a) Daily new sensor location
b) No skin penetration
c) Gentle silicone based adhesive

Environmentally friendly
a) No inserter
b) No electronic waste or disposable battery
c) No excessive sensor packaging
d) Rechargeable transmitter

Affordable
a) Fewer disposable parts
b) No receiver
c) Flexible wear days
d) Rechargeable transmitter

The SugarBEAT® Difference

Other players offer either:

1) CGM as a standalone product or
2) Lifestyle behaviour advice through an app

We will do **BOTH**

sugarBEAT® sensors and transmitter starter pack (CE marked and ready to launch Q4 2020)

AI using the data to predict, advice, enhance items 1 and 2 above and user experience of sugarBEAT® offering

Digital lifestyle behaviour change app (BEAT®Diabetes Program)

Digital coaching

Who can benefit from SugarBEAT® CGM - everyone


Wellness
Weight Mgmt
Pre-Diabetes
T2 Diet & Exercise
T2 oral anti-diabetic drugs
T2 Long-acting Insulins
T2 Intensive
T1

Initial Focus: Non-intensive medical application

Wearable Health Tech Segment	**Global Diabetes Market**	Intensive Management Segment
	• General Practitioner / Family Practitioner • Diabetes Specialist Clinic • Healthcare Professional • End User • Ambulatory/Long-term Care	• Diabetes Specialist Clinic

Routes to market

The product



The device

+



Digital healthcare support

+



Sensors

=

Helping people bebetter informed about things that affect their blood sugar so they can make changes and stabilise their sugar profiles possibly preventing or reversing Type 2 diabetes.

Who will it be sold to:



Direct to consumer



Corporate clients who buy subscriptions for their employees



Healthcare insurers To reduce future costs, insurers could mandate policy holders to wear the device and use the subscription service as part of their terms of business.

Distribution channels:



Online



Pharmacy chains



Licence fees

Revenue model



Estimated monthly subscription of between **$20** to **$50**
or intensive management packages up to $6000 per 6 month program

Gross margin up to **80%**
(depending on subscription model)

Commercial strategy – CGM device + subscription based service

Digital/AI

Supported by a digital on demand coach (Subscription based) Supported by diabetes / health / nutrition / exercise etc.

Creation of AI platform to enhance user experience target 3m users.

(Conservative assumption of < 1% of type 2's only)

Subscription

Subscription based service has been successfully tried and tested by others in the space – but without access to the SugarBEAT® which is our key competitive advantage.

The subscription based service can be scaled to provide access to millions of subscribers within a 12 - 24 month period – with or without collaborations with existing new entrants in this space.

- The service will leverage off clinically proven methods to encourage people to change their lifestyle thus improving long term prognosis.
- The service will be based on a fee and will include certain routine tests.
- CGM will be offered on a subscription basis based on what the user wishes to have.

Commercial strategy – opportunities at company level

What will be the strategy?

The outcome thus far is evidence based, and this clinical evidence base will be used to pitch to employers/HR Directors and senior decision makers. We will be pitching to 200 of the top companies in the UK (as we will do overseas).

Incentives?

For employers the incentive is a more productive work environment, reduced staff turnover, and improved productivity.

Working with health insurers?

We aim to provide a more holistic approach to diabetes management, in addition to glucose monitoring.

There are currently around 4m[17] diabetics and 7m[18] pre-diabetics in the UK. There are 2m employees in the largest 10 UK companies alone.

The number of people that could benefit from SugarBEAT® is phenomenal but even in a scenario where this was only rolled out across staff considered to be high value assets to the 100 biggest companies in the UK, we forecast this having the potential of achieving 100,000 UK subscribers.

Ministry of Defence | Department for Work & Pensions | HM Revenue & Customs | Metropolitan Police | BBC | NHS | BT | John Lewis | Network Rail

17 https://www.diabetes.org.uk/resources-s3/2019-02/1362B_Facts%20and%20stats%20Update%20Jan%202019_LOW%20RES_EXTERNAL.pdf
18 https://www.diabetes.co.uk/pre-diabetes.html#:~:text=For%20this%20reason%2C%20prediabetes%20is,for%20developing%20type%202%20diabetes

Our team

The management team



Dr. Faz Chowdhury
Chief Executive Officer

Dr. Chowdhury has served as CEO and chair of the board of Nemaura Medical since formation in December 2013. He is sole inventor on more than 50 granted and pending patents across over 15 technology platforms within the medical device and pharmaceutical sectors.

He has authored Textbook Chapters on Nano-biosciences for Wiley and Elsevier, and serves on the Board of Medilink East Midlands, UK. Dr. Chowdhury holds a Masters in Microsystems and Nanotechnology from Cranfield University, UK, and Doctorate from the University of Oxford on nano-medicine and drug delivery.



Chris Avery
Vice President - Global Business Operations

Mr Avery has 35 years' experience in diabetes, gaining vast experience in glucose monitoring and insulin delivery markets. He co-founded a UK diabetes distributorship in 2000 and served as UK Managing Director and European Director later acquired by Nipro. To date he has successfully launched over 20 glucose systems either direct or with distributors and negotiated partnerships and distribution deals with pharmaceutical & medtech companies across Europe and other international markets. In 2016 he joined Nemaura Medical's European JV partner, Dallas Burston Ethitronix as SVP Global Business Development, and worked closely with Dr. Chowdury until joining Nemaura Medical in June 2019.

Our team

The management team



Dr. Fred Schaebsdau
Global Commercial Strategy

Dr. Schaebsdau has over 15 years of executive level experience in the CGM, Blood Glucose Monitoring (BGM) and insulin delivery industries, which started in 2004 during his tenure with Abboq Diabetes Care, where he was a member of the M&A and post-merger integration teams responsible for the acquisition of TheraSense and its FreeStyle Navigator CGM.

From September 2016 until January 2019, he was the General Manager of Dexcom Germany, which during his leadership became the fastest growing organization in Dexcom's history achieving triple digit revenue and new patient growth every year.

Multiple new hires in progress
Industry leaders in diabetes & digital health